9. Membership Deposits and Accrued Benefits	12 Months Ended
Dec. 31, 2015
Membership Deposits And Accrued Benefits
Membership Deposits and Accrued Benefits

Newly enrolled members in our direct-selling program may elect to increase their status to one of four VIP levels by providing us a cash deposit which is refundable at the end of one year. The deposit accrues reward points at the rate of 0.001 point per day per dollar of deposit, which is equivalent to an effective annual rate of 36.5%. A member’s deposited funds, plus any accrued reward points, are redeemable for cash, additional Company products, or GX Coins. At December 31, 2015, one member had made a $10,000 VIP deposit.